Exhibit B
                                                                ---------

                        Form of Right Certificate

Certificate No. R- ____                                        ___ Rights

         NOT EXERCISABLE AFTER DECEMBER 22, 2008 OR EARLIER IF
         REDEMPTION OR EXCHANGE OCCURS.  THE RIGHTS ARE
         SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE
         ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.


                            Right Certificate

                          INGERSOLL-RAND COMPANY

              This certifies that ___________ or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of November 9, 1998, as the same may be amended from time to time (the "Rights Agreement"), between Ingersoll-Rand Company, a New Jersey corporation (the "Company"), and The Bank of New York, a New York banking corporation (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on December 22, 2008 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Preference Stock, without par value (the "Preferred Stock"), of the Company, at a purchase price of $200 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of December 22, 1998, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

              This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the

                                   B-1
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holders of the Right Certificates.  Copies of the Rights Agreement are on
file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agree-ment without charge after receipt of a written request therefor.

              This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

              Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for shares of Preferred Stock or shares of the Company's Common Stock, par value $2.00 per share.

              No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

              No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right certificate shall have been exercised as provided in the Rights Agreement.

              This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

                                   B-2

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              WITNESS the facsimile signature of the proper officers of
the Company and its corporate seal.  Dated as of _____________.



ATTEST:                                    INGERSOLL-RAND COMPANY



By _______________________                 By _______________________

Countersigned:

THE BANK OF NEW YORK,
as Rights Agent


By _________________________               Date of Countersignature:
   Authorized Signatory




                                   B-3
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                Form of Reverse Side of Right Certificate

                            FORM OF ASSIGNMENT
                           -------------------

            (To be executed by the registered holder if such holder desires to transfer the Right Certificate)

                                           FOR VALUE RECEIVED
_________________________ hereby sells, assigns and transfer unto
___________________________
_______________________________________________________________________
              (Please print name and address of transferee)
_______________________________________________________________________
Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated: _________________



                                           ____________________________
                                           Signature

Signature Guaranteed:


    Signatures must be guaranteed.

-----------------------------------------------------------------------
                            (To be completed)

    The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                           ____________________________
                                           Signature
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          Form of Reverse Side of Right Certificate - continued

                       FORM OF ELECTION TO PURCHASE
                      ------------------------------

              (To be executed if holder desires to exercise
              Rights represented by the Rights Certificate)

To INGERSOLL-RAND COMPANY:

         The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

_______________________________________________________________________
                     (Please print name and address)

_______________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivery to:

Please insert social security
or other identifying number

_______________________________________________________________________
                     (Please print name and address)

_______________________________________________________________________


Dated:  ____________________               _____________________________
                                           Signature

(Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

    Signature must be guaranteed.
          Form of Reverse Side of Right Certificate -- continued

_________________________________________________________________
                           (To be completed)

    The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement)


                                  ______________________
                                  Signature

_______________________________________________________________________
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                                  NOTICE

    The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

    In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.